UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2016

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts  02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                               OTHER EVENTS

On May 13, 2016, STAG Industrial, Inc. (the “Company”) and its operating partnership, STAG Industrial Operating Partnership, L.P., entered into separate equity distribution agreements with Robert W. Baird & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Capital One Securities, Inc., Citigroup Global Markets Inc., Evercore Group L.L.C., Jefferies LLC, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, and Wells Fargo Securities, LLC (each a “sales agent,” and collectively, the “sales agents”).  In accordance with the terms of the equity distribution agreements, the Company may offer and sell shares of its common stock (the “Shares”) having an aggregate offering price of up to $200 million from time to time through the sales agents.

Sales of the Shares, if any, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The sales agents are not required, individually or collectively, to sell any specific number or dollar amount of Shares, but upon acceptance of a placement notice from the Company and subject to the terms and conditions of the applicable distribution agreement, each sales agent, if acting as agent, will use commercially reasonable efforts consistent with its normal trading and sales practices to sell Shares on the terms set forth in such placement notice.

Each sales agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as sales agent under the applicable equity distribution agreement.

The Company may also sell some or all of the Shares to a sales agent as principal for its own account at a price agreed upon at the time of sale.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-209722), which became effective upon filing with the Securities and Exchange Commission on February 25, 2016, and a prospectus supplement dated May 13, 2016, as the same may be amended or supplemented.

The foregoing description of the equity distribution agreements does not purport to be complete and is qualified in its entirety by reference to the exhibits filed with this Current Report on Form 8-K.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

Exhibit Number	Description
1.1	Form of Equity Distribution Agreement, dated as of May 13, 2016, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and each sales agent

5.1	Opinion of DLA Piper LLP (US) regarding legality of the shares

8.1

Opinion of Hunton & Williams LLP regarding certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Registration Statement on Form S-3 (File No. 333-209722) filed with the Securities and Exchange Commission on February 25, 2016)

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel and Secretary

Dated: May 13, 2016

EXHIBIT INDEX

Exhibit Number	Description
1.1	Form of Equity Distribution Agreement, dated as of May 13, 2016, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and each sales agent

5.1	Opinion of DLA Piper LLP (US) regarding legality of the shares

8.1

Opinion of Hunton & Williams LLP regarding certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Registration Statement on Form S-3 (File No. 333-209722) filed with the Securities and Exchange Commission on February 25, 2016)

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1)